UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 13, 2016

Hines Real Estate Investment Trust, Inc.
__________________________________________
 (Exact name of registrant as specified in its charter)

Maryland	000-50805	20-0138854
____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2800 Post Oak Blvd, Suite 5000, Houston, Texas		77056-6118
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(888) 220-6121

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

Shareholder Letter

On December 13, 2016, Hines Real Estate Investment Trust, Inc. (“Hines REIT” or the “Company”) distributed a communication to its shareholders and certain broker-dealers and is simultaneously making this information available through this filing. A copy of such communication is furnished herewith as Exhibit 99.1 to this Current Report on Form 8-K. Pursuant to the rules and regulations of the Securities and Exchange Commission, such exhibit and the information set forth therein are deemed to have been furnished and shall not be deemed to be “filed” under the Securities Exchange Act of 1934, as amended.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

99.1 Hines REIT Shareholder Letter, dated December 13, 2016

Forward-Looking Statements
This Current Report on Form 8-K, including the exhibit furnished herewith, contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 based on current expectations, forecasts and assumptions that involve risks and uncertainties that could cause actual outcomes and results to differ materially. These forward-looking statements include, among others, statements about the expected benefits of the plan of liquidation and dissolution (the “Plan”), the estimated range and timing of distributions to be made in connection with the Plan, the expected timing and completion of the Plan, and the future business, performance and opportunities of the Company. Forward-looking statements generally can be identified by the use of words or phrases such as “anticipate,” “believe,” “estimate,” “expect,” “intend,” “plan,” “will,” or similar words or phrases intended to identify information that is not historical in nature. These risks and uncertainties include, without limitation, unanticipated difficulties or expenditures relating to the Plan, unanticipated difficulties or expenditures relating to pending legal proceedings or legal proceedings that may be instituted against the Company and others related to the Plan; potential liability for uninsured losses and environmental contamination; risks associated with the Company’s potential failure to qualify as a real estate investment trust under the Internal Revenue Code of 1986, as amended; possible adverse changes in tax and environmental laws; and risks associated with the Company’s dependence on key personnel of Hines Interests Limited Partnership or its affiliates whose continued service is not guaranteed. For a further list and description of such risks and uncertainties, see the reports filed by the Company with the Securities and Exchange Commission, including the Company’s most recent annual report on Form 10-K and quarterly reports on Form 10-Q. Any forward-looking statement speaks only as of the date of this filing. The Company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information or developments, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HINES REAL ESTATE INVESTMENT TRUST, INC.

December 14, 2016	By:	/s/ J. Shea Morgenroth
J. Shea Morgenroth
Chief Accounting Officer and Treasurer

Exhibit Index

Exhibit No.	Description
99.1	Hines REIT Shareholder Letter, dated December 13, 2016